UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 6, 2007

Warwick Valley Telephone Company
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-11174	14-1160510
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

47 Main Street, Warwick , New York		10990
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	845-986-8080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Warwick Valley Telephone Company (the "Company") announced today that the election of Mr. Douglas B. Benedict as a new Director of the Board to fill the seat that became vacant through the previously announced resignation of Joseph J. Morrow effective November 5, 2007. His term will last until the upcoming 2008 Annual Meeting of shareholders and until his successor has been elected and qualified.

Mr. Benedict, 43, is a Senior Vice President of Lockton Companies, the world’s largest privately owned, independent insurance broker specializing in insurance, risk management and employee benefits, a position he has held since 2006. From 2001 to 2005, Mr. Benedict was Senior Vice President of Business Development at Cendant Corporation. Prior to 2001 Mr. Benedict served as a Principal at Legg Mason Wood Walker, Inc., and as a Vice President at Salomon Smith Barney in New York and London, where his responsibilities included technology and telecommunication new business development. Mr. Benedict has over 15 years experience in business development. Mr. Benedict holds an M.B.A. from Amos Tuck School of Business Administration and an A.B. in Economics from Harvard University.

Mr. Benedict will enter into an agreement with the Company indemnifying Mr. Benedict with respect to certain legal costs and expenses pursuant to the Company’s By-Laws and the New York Business Corporation Law. The indemnification agreement will be in the form previously utilized by the Company with other officers and directors.

There are no arrangements or understandings between Mr. Benedict and any other persons serving on the Board of Directors or executive or other employee of the Company. Also, no determinations have been made regarding to Mr. Benedict relating to his participation on committees of the Board. However, the Company believes Mr. Benedict satisfies the requirements for being an independent Director and will therefore be eligible to serve on all committees.

A press release relating to this matter is attached as Exhibit 99.1 hereto and is filed herewith.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release entitled "WVT Announces New Director," dated November 6, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warwick Valley Telephone Company

November 6, 2007	By:	Duane W. Albro

Name: Duane W. Albro
Title: President & CEO

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Exhibit Index

Exhibit No.	Description

99.1	Press Release entitled “WVT Announces New Director,” dated November 6, 2007.